CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2021
CAPITAL MANAGEMENT
CAPITAL MANAGEMENT

23.    CAPITAL MANAGEMENT

The Company’s objectives when managing capital are to:

●	ensure there are adequate capital resources to support the Company’s ability to continue as a going concern;
●	maintain adequate levels of cash to support the acquisition, exploration and development of mineral properties, exploration and evaluation assets, and the operation of producing mines;
●	maintain investor, creditor and market confidence to sustain future development of the business; and
●	provide returns to shareholders and benefits for other stakeholders.

As of December 31, 2021, cash and cash equivalents were $47.7 million, and net working capital totaled $0.2 million. The Company has $42.6 million of current borrowings on December 31, 2021. Included in current borrowings are $22.9 million of unsecured bank facilities. Historically, the Company has generally been able to renew or replace the unsecured bank facilities but cannot provide assurance that it will do so in the future. The unsecured bank facilities are interest-bearing at a weighted average fixed interest rate of 5.35% per annum.

The Company expects to generate positive cash flows from its mining operations in 2022 prior to capital investments, exploration and evaluation and development costs, and debt repayment obligations, at current metal prices and at current exchange rates for the BRL and MXN to the USD. This also assumes no further significant disruptions to production related to government measures to reduce the spread of COVID-19. The Company has determined that it will require further financing and will consider additional equity financing (including through use of the ATM facility) and debt financing, if necessary, in order to meet long-term objectives and improve working capital, fund planned capital investments and exploration programs for its operating mines, acquisitions and meet scheduled debt repayment obligations.

On October 15, 2021, the Company entered into the ATM Agreement with H.C. Wainwright & Co., LLC, pursuant to which the Company may issue up to $25.0 million at prevailing market prices during the term of the ATM Agreement. As at December 31, 2021, the Company has issued 175,827 common shares under the ATM Facility. On November 12, 2021, the Company closed a bought deal financing for aggregate gross proceeds of $23.0 million, pursuant to which the Company issued 88,461,538 common shares of the Company at the price of $0.26 per share. The Company paid a cash commission to the underwriters equal to 6% of the gross proceeds of the financing and recognized net proceeds of $21.4 million after deducting share issuance costs.

As mentioned above, the Company has determined that it will require further financing in 2022. To the extent that cash flows generated from operations during 2022 are less than anticipated or in the event the Company determines it will undertake other projects that are currently not part of its plans and guidance, or if the Company undertakes an acquisition, additional capital required may exceed the Company’s current expectations, and additional funds may be required. Sources of capital include accessing the private and public capital markets for debt and equity over the next 12 months, including pursuant to the ATM Facility. Adverse movement in metal prices, unforeseen impacts to the Company’s operation, and the inability to renew or extend existing credit facilities that become due may increase the need to raise new external sources of capital, and the inability to access sources of capital could adversely impact the Company’s liquidity and require the Company to curtail capital and exploration program and other discretionary expenditures.